UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West

Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 237-2279

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2018, the Board of Directors of PolarityTE, Inc. (the “Company”) approved the following annual bonus compensation for certain executive officers:

Name and Principal Position	Bonus ($)	Restricted Share Award (#)	Stock Option Award (#)
Denver Lough Chairman of the Board, Chief Executive Officer	510,000	105,000	195,000
Edward Swanson Chief Operating Officer	250,000	35,000	65,000
Paul Mann Chief Financial Officer	75,666	11,667	21,665
Cameron Hoyler Executive Vice President of Corporate Strategy, General Counsel	275,000	35,000	65,000

The restricted share awards and stock options have a grant date of September 20, 2018, and were issued under the Company’s 2017 Equity Incentive Plan. Each of the restricted share awards vests in four equal installments every six months beginning on the date six months following the grant date. Each of the stock option awards vests in 24 equal monthly installments beginning one month following the grant date, has an exercise price of $20.12 per share, and is exercisable after vesting over a term of ten years from the grant date.

In addition to the foregoing, the Board of Directors approved an increase in the annual base salary of Cameron Hoyler, Executive Vice President of Corporate Strategy and General Counsel, from $385,000 to $400,000 effective November 1, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2018 Annual Meeting of Stockholders on September 20, 2018. At the Annual Meeting the stockholders voted on the following five proposals:

1.	Elect Jeff Dyer and Jon Mogford to serve as Class I directors;

2.	Approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers;

3.	Approve the Company’s 2019 Employee Stock Purchase Plan;

4.	Approve the Company’s 2019 Equity Incentive Plan; and

5.	Ratify the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2018.

At the meeting the stockholders elected the nominees and approved the remaining proposals by the following vote:

Proposal No. 1	Election of Class I Directors

	Votes For	Votes Withheld	Broker Non-Votes
Jeff Dyer	11,749,686	1,336,128	3,972,649
Jon Mogford	12,041,745	1,044,069	3,972,649

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Proposal No. 2	Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
11,352,659	1,629,470	103,685	3,972,649

Proposal No. 3	Approve the 2019 Employee Stock Purchase Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
13,051,226	28,982	5,583	3,972,672

Proposal No. 4	Approve the 2019 Equity Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
11,408,619	1,666,884	10,288	3,972,672

Proposal No. 5	Ratify the Appointment of the Independent Public Accountant

Votes For	Votes Against	Abstain	Broker Non-Votes
16,927,011	130,583	869	-0-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: September 21, 2018	/s/ Paul Mann
Paul Mann
Chief Financial Officer

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